SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May  14, 2001

APPLIED MICROSYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

WASHINGTON	0-26778	91-1074996
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer of Identification Number)

5020  148TH Avenue N.E., Redmond, Washington 98052
(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code:        (425) 882-2000

Item 5.  Other Events.

          On May 14, 2001, the Board of Directors of Applied Microsystems Corporation (the “Company”) approved an amendment to the Shareholder Rights Plan, dated as of December 10, 1998 (the “Rights Plan”), between the Company and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.  Pursuant to the amendment, Kopp Investment Advisors, Inc. and its affiliates (“KIA”) is a Grandfathered Shareholder under the Rights Plan for so long as KIA may not be deemed to beneficially own 20% or more of the Company’s common stock.  A copy of the amendment to the Rights Plan is filed as an exhibit hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

EXHIBIT	DESCRIPTION

99.1	First Amendment to the Applied Microsystems Corporation Shareholder Rights Plan, effective as of December 10, 1998, between Applied Microsystems Corporation and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICROSYSTEMS CORPORATION

Dated: May 22, 2001	By: /s/ Robert C. Bateman
By: Robert C. Bateman
Its: Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT No.	DESCRIPTION

99.1	First Amendment to the Applied Microsystems Corporation
Shareholder Rights Plan, effective as of December 10, 1998, between
Applied Microsystems Corporation and Mellon Investor Services
LLC (formerly ChaseMellon Shareholder Services, L.L.C.).